As filed with the Securities and Exchange Commission on March 3,1995

___________________________________________  File No. 0-14227


             THE SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8K

               AMENDMENT TO APPLICATION OR REPORT
          Field Pursuant to Section 12, 13, or 15(d) of
               THE SECURITIES EXCHANGE ACT OF 1934

                    THE SOMERSET GROUP, INC.
     (Exact name of registrant as specified in its charter)

                         AMENDMENT NO. 1

The undersigned registrant hereby amends its Current Report (Form 8-K), filed on March 3, 1995, under File No. 0-14227, to include the required financial statements, which were not originally filed on March 3, 1995, pursuant to Item 7(a) (4) of the rules for Form 8-K. Such financial statements are incorporated herein as Item 7.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

THE SOMERSET GROUP, INC.


By:  /s/ Joseph M. Richter                   Date:  May 3, 1995
     Joseph M. Richter
     Executive Vice President, Finance
     CFO and Treasurer

      /s/     Ruth E. O'Neil                 Date:  May 3,  1995
     Ruth E. O'Neil
     Assistant Secretary







Item 2.  Acquisition or Disposition of Assets

      The Somerset Group, Inc., the Registrant, on February 20, 1995, entered into an agreement with Fabcon, Incorporated (a Minnesota corporation), for the sale by the registrant of the assets of two of its operating divisions that manufacture precast, prestressed, hollow-core concrete planks. The divisions do business under the d/b/a/ names of Span-Deck of Indiana, located in Westfield Indiana, and American Precast Concrete,- Ohio, located in Grove City, Ohio.

     The sale is subject to shareholder approval, and the Shareholders meeting is scheduled for April 27, 1995.
Definitive proxy statement material detailing the transaction, will be provided all shareholders 30 days prior to the meeting.

     (a)  Description of assets and business involved

     Description of business involved:


     The business consists of two (2) manufacturing plants, that manufacture precast/prestressed hollow-cored concrete planks as well as solid, insulated wall panels that are incorporated into new structures, as exterior wall panels and flooring systems.

     (b)  Description of assets involved:

     All of the operating assets of the two locations used directly or indirectly in the manufacturing process and other assets associated with selling, delivering, and installing the products manufactured at the location. The assets listed below are included in the sale:

     (I) raw materials inventories, work in process inventory, and supplies

     (II) all land, buildings, machinery, equipment, vehicles, and leasehold improvements.

     (III) unbilled accounts receivable for contracts in progress

     (IV) all computers and other office equipment, office furniture, and office supplies.

      (V) all deposits and other prepaid expense items to the extent that the benefit therefrom can be assigned to Buyer;

      (VI) all know-how, technical processes, formulae, trade secrets, and any and all proprietary information relating to the business;

      (VII) any and all rights and obligations under contracts, for the future manufacture and installation of products;

      Excluded Assets.

      The following specific assets of the divisions are excluded from the assets sold:

      (I) Registrant's cash, including bank deposits, marketable securities, and other cash equivalents;

      (II) all assets associated with the operating of a third facility of the registrant located in Indianapolis, Indiana;

      (III) Accounts receivable for contracts completed prior to the closing date;

      (IV) any intra-company receivables and charges owed to the divisions and any notes, receivables, and advances owed to the Registrant by any of its shareholders, directors, employees, or affiliates, other than normal employee advances in the ordinary course of business;

      (V)   any tax refunds to which Registrant may be entitled;

      (VI) any prepaid items, the benefits of which cannot be assigned to Buyer;

      (VII) any books and records of Registrant, originals of which Registrant is required to maintain under applicable laws.


      (b)  Nature and amount of consideration

      Consideration to be received by the Registrant is cash in the amount of $5,000,000, plus cash equal to the computed value at the date of closing of the in-process inventory and construction in process-unbilled accounts receivable. (Total gross consideration of the sale is estimated to be $5.9 million, and the collection of current assets minus current liabilities excluded from the sale is estimated to be an additional $1.8 million.



      (c)   Identity of Buyer

            Fabcon, Incorporated
           6111 West Highway 13
           Savage, Minnesota 55378


      A relationship exists between buyer and seller as Seller is a licensee and Buyer is a Licensor for the production and marketing of products under patents and/or trademarks owned by Buyer.

      Item 7.  Financial Statements, Pro Forma Financial
      Information and Exhibits.

      The information required by Item 7 is incorporated herein by reference to the Registrant's DEFINITIVE PROXY STATEMENT , filed April 14, 1995, under the heading FINANCIAL STATEMENTS AND OTHER INFORMATION, contained on page 22, and the UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION, contained on pages 23 through 29.

      Items 1,3,4,5, and 6 are not applicable to this Form 8-K.

                           Signatures

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused these financial statements filed with Form 8-K previously filed, to be signed on its behalf by the undersigned hereunto duly authorized.

      THE SOMERSET GROUP, INC.


      By:  /s/ Joseph M. Richter         Date May 3, 1995
              Joseph M. Richter
              Executive Vice President
              Finance CFO and Treasurer


      By:  /s/ Ruth E. O'Neil            Date May 3, 1995
               Ruth E. O'Neil
               Assistant Secretary